Other Income (Expense), net (Detail) - USD ($) $ in Thousands	12 Months Ended
	Jan. 31, 2017	Jan. 31, 2016	Jan. 31, 2015
Other Income And Expenses [Abstract]
Interest income	$ 87	$ 732	$ 72
Currency exchange loss	(205)	(73)	(241)
Other	961	423	(1,097)
Total	$ 843	$ 1,082	$ (1,266)